UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 14, 2005


                             Del Laboratories, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


            Delaware                  001-31916             20-0103914
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  (State or Other Jurisdiction       (Commission        (I.R.S. Employer
        of Incorporation)            File Number)       Identification No.)


  178 EAB Plaza Uniondale, New York                            11556
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(Address of Principal Executive Offices)                    (Zip Code)


 Registrant's telephone number, including area code:           (516) 844-2020
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure

            In connection with the financing of the previously disclosed proposed acquisition of Del Laboratories, Inc (the "Company") by DLI Holding Corp., a company owned by affiliates of Kelso & Company, L.P., the information regarding the Company set forth on Exhibit 99.1 and Exhibit 99.2 has been included in certain materials relating to such financing. Such material is hereby disclosed pursuant to Regulation FD. The disclosed information shall be considered "filed" and incorporated by reference into filings made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

      The securities offered have not been and will not be registered under the Securities Act of 1933 or any state securities laws and may not be offered or sold absent registration or an applicable exemption from the registration requirements. This current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

      99.1  Unaudited Pro Forma Consolidated Financial Information

      99.2  Business Strategy

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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 14, 2005                DEL LABORATORIES, INC.


                                       By:    /s/ Enzo J. Vialardi
                                           -----------------------------------
                                          Name:  Enzo J. Vialardi
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX
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    EXHIBIT NUMBER                            DESCRIPTION
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         99.1            Unaudited Pro Forma Consolidated Financial Information

         99.2                              Business Strategy